Exhibit 99.2

vroom fourth quarter and full year 2024 earnings march 2025

disclaimer Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the impact of the restructuring on our balance sheet, our strategic initiatives, cost- savings and their expected benefits, our expectations regarding UACC's business, including with respect to originations and the impact of credit tightening and securitization transactions, our available liquidity under the warehouse credit facilities and extensions of these facilities, and the timing of any of the foregoing. These statements are based on management's current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this presentation, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this presentation. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Industry and Market Information To the extent this presentation includes information concerning the industry and the markets in which the Company operates, including general observations, expectations, market position, market opportunity and market size, such information is based on management's knowledge and experience in the markets in which we operate, including publicly available information from independent industry analysts and publications, as well as the Company's own estimates. Our estimates are based on third-party sources, as well as internal research, which the Company believes to be reasonable, but which are inherently uncertain and imprecise. Accordingly, you are cautioned not to place undue reliance on such market and industry information.

vroom overview

following the wind-down of our ecommerce operations, vroom's business is comprised of uacc and carstory. uacc is an indirect lender that offers vehicle financing to consumers through third-party dealers, focusing primarily on the non-prime market. carstory is a leader in ai-powered analytics and digital services for automotive retail. vroom also continues to own the technology, ip and digital assets that powered vroom's retail automotive ecommerce platform.

united auto credit business

Financing and Loan Servicing

- Acquired by Vroom in 2022
- Non-prime lending expertise
- Successful capital markets experience
- 9,500+ independent dealer network
- $1B+ gross serviced portfolio
- $436M in indirect loan origination in 2024
- External finance and management portal for dealers
- Consumer payment integrations and auto-pay functionality
- Integrated with largest dealer management platform credit applications
- Automatic pricing programs for both independent and franchise dealerships
- 3rd generation proprietary pricing engine powered by big data models with machine learning
- 100+ nationwide sales team with strong dealer relationships carstory business

Industry Leading Data, AI and Technology

- Acquired by Vroom in 2021
- 18+ years of automotive vehicle history
- Extensive patent portfolio, including 31 issued or allowed and 8 pending patents
- Website conversion expertise
- Data science and analytics
- AI and ML models for vehicle pricing, similarity and imaging processing
- Major financial institution customers, dealers and retail auto service providers
- Vehicle acquisition and pricing product suite for dealers
- Consumer mobile apps with full-featured marketplace and augmented reality shopping experience vroom assets

Automotive eCommerce Platform

- eCommerce used vehicle platform
- Predictive price and P&L models
- Consumer and B2B Inventory acquisition
- Consumer shopping solution
- Self-service checkout
- Consumer transaction hub deal status, pending action items, delivery and registration tracking
- Delivery and logistics solution with integrated tools for seamless driveway experiences
- Patent-pending titling, registration and document platform
- Proprietary document processing pipeline for automated contracting
- Payment integrations for credit card, ACH, debit and wire transfer payments
- Internal sales-enablement platform to guide sales and support agents on financing terms and approval probabilities

3

operational update

year end liquidity and warehouse availability

- $57.5M Cash and Cash Equivalents(1) and excess liquidity
  - $29.3M Cash and Cash Equivalents(1)
  - $28.2M of excess liquidity available to UACC under the warehouse lines (receivables that could be pledged to draw cash from warehouse lines)
- $825M UACC total Warehouse Capacity, $360M outstanding borrowings, $465M remaining capacity

2024 full year performance highlights

- Slight decline of gross serviced portfolio year over year, driven by amortization of Vroom portfolio, offset by indirect origination volume growth
- ~4% growth year over year in indirect origination volume(2)
- Origination metrics indicate continued migration toward higher quality credit
- Sequential increase in realized and unrealized losses, net of recoveries driven by weakening macro-economic environment and lower recovery rates recapitalization and debt facilities

- Completed recapitalization of its unsecured convertible senior notes on January 14, 2025, emerging without any long-term debt at Vroom, Inc, strengthening our balance sheet
- We expect our post-emergence tangible book value(3) to be approximately $150 million as of January 15, 2025
- In first quarter of 2025, extended $200M warehouse agreement with one lender into 2026, and in negotiations to extend additional facilities in second quarter 2025
- Announced UACC's 17th securitization transaction on March 3, 2025; issuing $324M of fixed-rate asset-backed notes, expected to close March 12th
- Secured $25M line of credit in March 2025, further strengthening our liquidity position to execute our long-term strategy

q4 2024 uacc performance highlights

	fourth quarter 2023	third quarter 2024	fourth quarter 2024
gross serviced portfolio	$1,097 million	$1,060 million	$1,016 million
gross serviced accounts	81,149	80,049	78,054
indirect origination volume(2)	$113 million	$100 million	$91 million

full year 2024 uacc performance highlights

	full year 2023	full year 2024
gross serviced portfolio	$1,097 million	$1,016 million
gross serviced accounts	81,149	78,054
indirect origination volume(2)	$419 million	$436 million

(1) Represents unrestricted cash and cash equivalents, excludes restricted cash, and warehouse availability. (2) Represents retail installment sale contracts originated through third-party dealers (3) Tangible book value is a non-GAAP measure and represents total assets, excluding intangible assets less liabilities. A reconciliation of tangible book value to equity is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the fresh-start accounting valuation adjustments, which have not been completed at this time.

4

$57.5m of cash and cash equivalents(1) and excess liquidity at year end 2024 cash and cash equivalents[1] and excess liquidity

$ amounts in millions



$84
$34
($26)
($19)
($7)
($5)
($3)
$58
9/30/24 Cash and Cash Equivalents(1) and excess Liquidity
Net Interest Income
Operating Expenses
Change in Securitization and Warehouse Debt
Restructuring Expenses
Change in Liquidity
Discontinued Operations and Other
12/31/24 Cash and Cash Equivalents(1) and excess Liquidity

- ***net interest income***
  - Interest income net of warehouse and securitization interest expense
- ***operating expenses***
  - Compensation and benefits, professional fees, software and IT costs, interest expense on corporate debt and other operating expenses
- ***change in securitization and warehouse debt***
  - Net change in borrowing on debt facilities
- ***restructuring expenses***
  - Cash disbursements related to senior convertible note restructuring
- ***discontinued operations***
  - Proceeds from the liquidation of logistics fleet net of severance and other ecommerce wind-down expenses

(1) Represents unrestricted cash and cash equivalents. Excludes restricted cash and warehouse availability

5

portfolio performance 56.00% 14.00% 11.00% 30.00% 700% 400% 100% 2.00% 100% ⠀⠀⠀⠀⠀⠀⠀⠀!!!!!!!!! 12 Month CNL (1) Cumulative Net Loss (CNL) Proprietary Model Vs. Actual Losses Covid Stimulus (2) Cumulative Net Lo@mo Mutive Lo Pro Cumulative Neo4 (Orange) Multivariate 12 Month CNL Model correlates to (Gray) Actual 12 Month CNL correlates to (Yellow) Actual 48 Month CNL Credit tightening 34.00% 32.00% 30.00% 26.00% 18.00% 48 Month CNL ⚫ inlate 2022 and early 2023, we implemented changes to our credit program, tightening credit, which has returned our delinquencies and expected portfolio performance on those vintages to pre-pandemic levels • originations from mid-2021 to mid-2022 generally are concentrated in securitizations in which we sold residual certificates, reducing the credit risk tovacc earnings (1) Cumulative net loss is the aggregate realized loss (net of recoveries) over a portfolio's lifetime. (2) This metric, including the ratios, is based on management's proprietary assumptions and formulas and is subject to change from time to time as management continues to evaluate the business. continued progress on portfolio performance improvement initiatives 6 V